Statements of Net Assets Available for Benefits - EBP 050 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments:
Participant-directed investments, at fair value	$ 131,451	$ 122,652
Participant-directed investments, at contract value	10,839	13,277
Total investments	142,290	135,929
Receivables:
Notes receivable from participants	3,524	3,883
Total receivables	3,524	3,883
Net assets available for benefits	$ 145,814	$ 139,812